UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

SPRAGUE RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive

Portsmouth, NH 03801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 225-1560

Two International Drive

Suite 200

Portsmouth, NH 03801

(Former Address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On November 27, 2013, Sprague Resources LP, a Delaware limited partnership (the “Partnership”) issued a press release announcing its financial results for the third quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release contains measures that may be deemed non-GAAP financial measures as defined in Item 10 of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The most directly comparable generally accepted accounting principles (“GAAP”) financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release.

In accordance with General Instruction B.2 of Form 8-K, the above information and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K are being furnished under Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the above information and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K are being furnished under Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION

99.1	Sprague Resources LP Press Release dated November 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCE LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and
Secretary

Dated: November 27, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Sprague Resources LP Press Release dated November 27, 2013

3